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                                 EXHIBIT 10.52

                      FIRST AMENDMENT TO LEASE AGREEMENT

                             FOR THE ASML BUILDING
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                           FIRST AMENDMENT TO LEASE


This First Amendment to Lease, dated as of January 6, 2000 ("First Amendment"), between Ryan Companies US, Inc. ("Landlord") and ASM Lithography, Inc. ("Tenant").

WITNESSETH, that:

     WHEREAS, Landlord and Tenant have entered into a Lease dated August 15, 1997 ("Lease") for approximately 95,133 square feet of area, whereby Landlord has leased to Tenant certain Premises located in the City of Tempe, State of Arizona, consisting of the Premises, as such Premises are defined in the Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided:

     1.  The Lease Term commences on June 4, 1998.
     2.  The Lease Term expires on June 30, 2013.
     3. The Annual Base Rent, including the Subground Lease Payment of $186,372 annually, shall be: for the period beginning June 4, 1998 through June 30, 2003, the sum of One Million Nine Hundred Twenty Seven Thousand Seven Hundred Eighty Eight and 28/100 Dollars ($1,927,788.28), payable in equal monthly installments of One Hundred Sixty Thousand Six Hundred Forty Nine and 02/100 Dollars ($160,649.02);
         for the period from July 1, 2003 through June 30, 2008, the sum of Two Million One Hundred Thirty Thousand One Hundred Twenty Four and 27/100 Dollars ($2,130,124.27), payable in equal monthly installments of One Hundred Seventy Seven Thousand Five Hundred Ten and 36/100 Dollars ($177,510.36);
         the period from July 1, 2008 through June 30, 2013, the sum of Two Million Three Hundred Fifty Four Thousand Twenty and 65/100 Dollars ($2,354,020.65), payable in equal monthly installments of One Hundred Ninety Six Thousand One Hundred Sixty Eight and 39/100 Dollars ($196,168.39).

     EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect in all respects.

     IN WITNESS WHEREOF, the Lease Amendment is hereby executed and delivered effective as of the date and year first above written.


LANDLORD:    RYAN COMPANIES US, INC.

          BY: /s/ John Strittmatter
              ---------------------------
          Its: VP
              ---------------------------


TENANT:      ASM LITHOGRAPHY, INC.

          BY: /s/ Christina Larson
              ---------------------------
          Its:    Secretary
              ---------------------------